Exhibit 99.B(g)

SIXTH AMENDMENT TO THE AMENDED AND RESTATED MULTI-TRUST
CUSTODY AGREEMENT

THIS SIXTH AMENDMENT dated as of February 2, 2015, to the Amended and Restated Multi-Trust Custody Agreement, dated as of June 14, 2013 as amended September 10, 2013, December 10, 2013, April 1, 2014, July 7, 2014 and December 9, 2014 (the “Agreement”), is entered into by and between each of SEI INSTITUTIONAL MANAGED TRUST, a Massachusetts business trust (“SIMT”), SEI INSTITUTIONAL INVESTMENTS TRUST, a Massachusetts business trust (“SIIT”), SEI DAILY INCOME TRUST, a Massachusetts business trust (“SDIT”), SEI ASSET ALLOCATION TRUST, a Massachusetts business trust (“SAAT”), SEI LIQUID ASSET TRUST, a Massachusetts business trust (“SLAT”), SEI TAX EXEMPT TRUST, a Massachusetts business trust (“STET”), SEI INSURANCE PRODUCTS TRUST a Delaware statutory trust (“SIPT”), and NEW COVENANT FUNDS, a Delaware statutory trust (“NCF”) (each a “Trust” and, collectively, the “Trusts”), severally and not jointly, and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (the “Custodian”),

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to add the SEI Catholic Values Trust and to add the Catholic Values Fixed Income Fund, a series of the SEI Catholic Values Trust; and

WHEREAS, Article 15.02 of the Agreement allows for its amendment by a written instrument executed by both parties.

NOW, THEREFORE, the parties agree as follows:

Amended Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Amended Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

(signatures on the following page)

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

SEI INSTITUTIONAL MANAGED TRUST
SEI INSTITUTIONAL INVESTMENTS TRUST
SEI DAILY INCOME TRUST
SEI ASSET ALLOCATION TRUST
SEI LIQUID ASSET TRUST	U.S. BANK NATIONAL ASSOCIATION
SEI TAX EXEMPT TRUST
NEW COVENANT FUNDS
SEI INSURANCE PRODUCTS TRUST
SEI CATHOLIC VALUES TRUST

By:	/s/ Stephen G. MacRae	, on	By:	/s/ Michael R. McVoy
behalf of each of the above listed Trusts, severally and not jointly	Name:	Michael R. McVoy

Name:	Stephen G. MacRae	Title:	Senior Vice President

Title:	Vice President

Amended Exhibit A (continued) to the Multi-Trust Custody Agreement

Fund Names

Separate Series of the TRUSTS

SEI INSTITUTIONAL MANAGED TRUST

Large Cap Fund

Large Cap Value Fund

Large Cap Growth Fund

Tax-Managed Large Cap Fund

S&P 500 Index Fund

Small Cop Fund

Small Cap Value Fund

Small Cap Growth Fund

Tax-Managed Small/Mid Cap Fund

Mid-Cap Fund

U.S. Managed Volatility Fund

Tax-Managed Managed Volatility Fund

Real Estate Fund

Enhanced Income Fund

Core Fixed Income Fund

U.S. Fixed Income Fund

High Yield Bond Fund

Real Return Fund

Multi-Strategy Alternative Fund

Prime Obligation Fund

Long/Short Alternative Fund

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund

Large Cap Diversified Alpha Fund

Large Cap Disciplined Equity Fund

Large Cap Index Fund

Extended Market Index Fund

Strategic U.S. Large Cap Equity Fund

Small Cap Fund

Small Cap II Fund

Small/Mid Cap Equity Fund

U.S. Managed Volatility Fund

Opportunistic Income Fund (f/k/a Enhanced LIBOR Opportunities Fund)

Core Fixed Income Fund

High Yield Bond Fund

Long Duration Fund

Long Duration Corporate Bond Fund

Ultra Short Duration Bond Fund

S&P 500 Index Fund

Limited Duration Bond Fund

Intermediate Duration Credit Fund

AMENDED EXHIBIT A (continued)
to the Multi ‘Trust Custody Agreement

SEI DAILY INCOME TRUST

Money Market Fund

Prime Obligation Fund

Government Fund

Government II Fund

Treasury Fund

Treasury II Fund

Ultra Short Duration Bond Fund

Short-Duration Government Fund

Intermediate-Duration Government Fund

GNMA Fund

SEI  ASSET ALLOCATION TRUST

Defensive Strategy Fund

Defensive Strategy Allocation Fund

Conservative Strategy Fund

Conservative Strategy Allocation Fund

Moderate Strategy Fund

Moderate Strategy Allocation Fund

Aggressive Strategy Fund

Tax-Managed Aggressive Strategy Fund

Core Market Strategy Fund

Core Market Strategy Allocation Fund

Market Growth Strategy Fund

Market Growth Strategy Allocation Fund

SEI LIQUID ASSET TRUST

Prime Obligation Fund

SEI TAX EXEMPT TRUST

Tax Free Fund

Institutional Tax Free Fund
Intermediate-Term Municipal Fund
Short Duration Municipal Fund
California Municipal Bond Fund
Massachusetts Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
Pennsylvania Municipal Bond Fund
Tax-Advantaged Income Fund

AMENDED EXHIBIT A (continued) to

the Multi-Trust Custody Agreement

NEW COVENANT FUNDS

New Covenant Income Fund

New Covenant Balanced Income Fund

New Covenant Balanced Growth Fund

SEI INSURANCE PRODUCTS TRUST

VP Defensive Strategy Fund

VP Conservative Strategy Fund

VP Moderate Strategy Fund

VP Market Plus Strategy Fund

VP Balanced Strategy Fund

VP Market Growth Strategy Fund

SEI CATHOLIC VALUES TRUST

Catholic Values Fixed Income Fund